EXHIBIT 10.1

                             SUBSCRIPTION AGREEMENT


         THIS SUBSCRIPTION AGREEMENT (this "AGREEMENT"), dated as of January 20, 2004, is entered into by and between AETHLON MEDICAL, INC., a Nevada corporation (the "COMPANY"), and the Lion Share Group, Inc., (the "Investor") a corporation organized under the laws of the Bahamas.

                                    RECITALS:

         The Investor would like to purchase from the Company, and the Company would like to sell to the Investor, certain shares of the Common Stock, par value $0.001 per share of the Company ("COMMON STOCK"), on the terms and subject to the conditions set forth in this Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the receipt and sufficiency of which are agreed upon by the parties, the parties hereto hereby agree as follows:

         SECTION 1.  PURCHASES AND SALES OF COMMON STOCK.

         (a) Upon the terms and subject to the conditions set forth herein, the Company shall sell to the Investor, and the Investor shall purchase from the Company, an aggregate of 5,000,000 shares of Common Stock. The purchases and sales of shares of Common Stock pursuant to this Agreement shall occur at an aggregate of three (3) installment closings (each, an "INSTALLMENT CLOSING"), in the respective share amounts, at the respective per share purchase prices, at the respective aggregate purchase price amounts, and on the respective dates set forth on the schedule attached hereto as EXHIBIT A (the "SCHEDULE OF INSTALLMENT CLOSINGS"). The shares of Common Stock to be purchased by the Investor from the Company at the Installment Closings pursuant to this Agreement as sometimes referred to herein as the "PURCHASED SHARES".

         (b) Each Installment Closing shall take place at 10:00 am (Pacific local time) on the date set forth on the Schedule of Installment Closings (each such date, an "INSTALLMENT CLOSING DATE"), by payment by the Investor to the Company of the aggregate purchase price for the shares of Common Stock to be purchased in such Installment Closing (as set forth on the Schedule of Installment Closings), in cash by wire transfer of immediately available funds (denominated in U.S. dollars) to the Company's account (with respect to each Installment Closing, THE "PURCHASE PRICE"), in exchange for issuance by the Company to the Investor of the shares of Common Stock purchased by the Investor from the Company in such Installment Closing.

         (c) Upon execution and delivery of this Agreement, as collateral for the obligation of Investor to consummate the Installment Closings hereunder, the Investor shall deliver to the Company a letter of credit, in form and substance reasonably acceptable to the Company (the "LETTER OF CREDIT"), along with any authorizations deemed necessary or advisable by the Company to allow the Company to draw down on the Letter of Credit in accordance with the terms and conditions of this Agreement. In the event of a failure by the Investor to pay the aggregate Purchase Price with respect to one or more Installment Closings, the Company may (but is not required to) draw down upon the Letter of Credit in an amount equal to the aggregate Purchase Price with respect to such Installment Closing.

         (d) The Investor's obligation to consummate each Installment Closing shall be conditioned upon: (i) receipt by the Investor of evidence that a stock certificate representing the shares of Common Stock purchased by the Investor from the Company at such Installment Closing has been issued to the Investor;
(ii) all of the representations and warranties of the Company set forth in this Agreement being true and correct as of the applicable Installment Closing Date; and (iii) the Company not being in material breach of this Agreement as of the applicable Installment Closing Dat/e. The Company's obligation to consummate each Installment Closing shall be conditioned upon: (i) receipt by the Company of the aggregate Purchase Price with respect to such Installment Closing; (ii) all of the representations and warranties of the Investor set forth in this Agreement being true and correct as of the applicable Installment Closing Date; and (iii) the Investor not being in material breach of this Agreement as of the applicable Installment Closing Date.

         SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY TO THE
INVESTOR.

         The Company hereby represents and warrants to the Investor, as of the date of this Agreement and as of each Installment Closing Date, as follows:

         (a) ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of State of Nevada and has all requisite corporate power and authority to own and lease its property and to carry on its business as presently conducted.

         (b) AUTHORIZATION OF AGREEMENT AND ISSUANCE OF THE PURCHASED SHARES; ENFORCEABILITY; Non-Contravention. The execution, delivery and performance by the Company of this Agreement and issuance of the Purchased Shares have been duly authorized by all requisite action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its respective terms. The execution, delivery and performance of this Agreement, and the compliance with the provisions hereof and thereof by the Company, will not:

                  (i) materially violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body;

                  (ii) materially conflict with or result in any material breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a material default (or give rise to any right of termination, cancellation or acceleration) under (A) any agreement, document, instrument, contract, understanding, arrangement, note, indenture, mortgage or lease to which the Company is a party or under which the Company or any of its assets is bound or affected, (B) the Company's Certificate of Incorporation, or
(C) the Company's By-laws; or

                  (iii) result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company.

         (c) CONSENTS AND APPROVALS. No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body (other than filings required to be made under applicable federal and state securities laws) is required for the valid authorization, execution, delivery and performance by the Company of this Agreement or the issuance of the Purchased Shares that has not been obtained or made, except for the filing of Form D with the U.S. Securities and Exchange Commission (the "Commission") and such filings as are required to be made under applicable Federal and state securities laws. The Company has obtained all other consents that are necessary to permit the consummation of the transactions contemplated hereby.

         (d) SECURITIES LAWS. Based on the representations of the Investor set forth in SECTION 3 of this Agreement, the offer, sale and issuance of the Purchased Shares to the Investor hereunder, are exempt from the registration requirements of the United States Securities Act of 1933, as amended (the "SECURITIES ACT").

         SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR TO THE
COMPANY.

         The Investor represents and warrants to the Company, as of the date of this Agreement and as of each Installment Closing Date, as follows:

         (a) The execution, delivery and performance by the Investor of this Agreement and issuance of the Purchased Shares have been duly authorized by all requisite action on the part of the Investor. This Agreement has been duly executed and delivered by the Investor and constitutes a valid and binding obligation of the Investor, enforceable in accordance with its respective terms. The execution, delivery and performance of this Agreement, and the compliance with the provisions hereof and thereof by the Investor, will not:

                  (i) materially violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body;

                  (ii) materially conflict with or result in any material breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a material default (or give rise to any right of termination, cancellation or acceleration) under any agreement, document, instrument, contract, understanding, arrangement, note, indenture, mortgage or lease to which the Investor is a party or under which the Investor or any of its assets are bound or affected or conflict with any organizational or other governing document of the Investor; or

                  (iii) result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Investor.

         (b) The Investor understands and acknowledges that the offering and sale of the Purchased Shares pursuant to this Agreement is intended to be exempt from registration under the Securities Act, and from qualification under any applicable state securities law by virtue of Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder, on the ground, among others, that no distribution or public offering of Purchased Shares is to be effected and the Purchased Shares will be issued by the Company in connection with a transaction that does not involve any public offering within the meaning of Section 4(2) of the Securities Act, the rules and regulations of the United States Securities and Exchange Commission thereunder, or any comparable provision of applicable securities laws or the rules and regulations of the regulatory authorities thereunder.

         (c) The Investor will acquire the Purchased Shares for investment for the account of the Investor and not for the account of any other person or entity of any kind, and not with a view toward resale or other distribution thereof. The Investor understands that the Purchased Shares have not been registered under the Securities Act and applicable United States state securities laws and, therefore, cannot be resold unless they are subsequently registered under the Securities Act and applicable United States state securities laws or unless an exemption from such registration is available. Investor is acquiring the Purchased Shares hereunder in the ordinary course of its business. Investor does not have any agreement or understanding, directly or indirectly, with any person or entity of any kind to distribute any of the Purchased Shares. The Investor further understands and agrees that, until so registered or transferred pursuant to the provisions of Rule 144 under the Securities Act, the certificate(s) for the Purchased Shares shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO THEIR DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.


                                       3-

         (d) The Investor, during the course of this transaction and prior to the purchase of the Purchased Shares, has had the opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of the offering, and to obtain any additional information or documents relative to the Company, its business and an investment, as the Investor has deemed necessary. The Investor agrees and acknowledges, however, that it has not been furnished any offering literature or prospectus concerning the Company other than this Agreement and, in making its decision to acquire the Purchased Shares hereunder, the Investor has relied solely upon this Agreement and independent investigations made by the Investor. The Investor acknowledges that no representations or warranties have been made to the Investor by the Company, or any officer, employee, agent or affiliate of the Company, except as contained in this Agreement.

         (e) The Investor understands that the offering of Purchased Shares pursuant to this Agreement is limited solely to "accredited investors," as that term is defined in Regulation D under the Securities Act. The Investor represents and warrants to the Company that the Investor is an "accredited investor", as so defined, by virtue of the Investor meeting the criteria checked by the Investor on the signature page hereto, and that the Investor's principal place of business is as listed on the signature page hereto.

         (f) The Investor has the capacity to protect its own interests in connection with the purchase of the Purchased Shares. The purchase of the Purchased Shares by the Investor is consistent with its general investment objectives and the Investor understands that the purchase of the Purchased Shares is a speculative investment that involves a high degree of risk. The Investor can bear the economic risks of this investment and can afford a complete loss of its investment in the Purchased Shares. The Investor understands that there is no established market for the Company's capital stock (including, without limitation, Common Stock) and there is no assurance that any public market for such stock will develop. The Investor has no present need for liquidity in connection with its purchase of the Purchased Shares.

         (g) The Investor understands and acknowledges that the Purchased Shares are "restricted securities" under United States securities laws and any purported transfer of the Purchased Shares in violation of applicable law is null and void. The Investor understands and acknowledges that the Company may, at its discretion, refuse to register on its share transfer books any purported transferee of the Purchased Shares in the event of an attempted transfer thereof in violation of applicable law.

         (h) If the Investor is a nonresident alien individual, corporation, partnership, limited liability company, trust, estate or other entity, it is not a U.S. person (as those terms are defined in the Internal Revenue Code of 1986, as amended (the "INTERNAL REVENUE CODE"), and the United States Treasury Regulations promulgated thereunder), and it acknowledges that the Company is required, as a withholding agent, to withhold U.S. taxes and/or backup withholding with respect to dividends and other distributions paid with respect to the Purchased Shares in accordance with the applicable provisions of the Internal Revenue Code and Treasury Regulations, unless (x) an exemption from such withholding is available, (y) the Investor provides to the Company in a timely manner duly completed documentation evidencing qualification for such exemption, and (z) the Company determines, in its sole discretion, that the Company may rely on such documentation for this purpose. The Investor has provided to the Company a duly completed Internal Revenue Service ("IRS") Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) and agrees to provide to the Company, in a timely manner, such other duly completed documentation as the Company may request (including any applicable alternative IRS Forms if Form W-8BEN is inapplicable to the Investor and such duly completed updated IRS forms and other documentation as the Company may request from time to time), all of which documentation must be in form and substance satisfactory to the Company;

         SECTION 4. INDEMNIFICATION. The Investor agrees to indemnify and hold harmless the Company and its affiliates, agents, representatives, employees, directors, officers and stockholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon: (a) any false representation and warranty of the Investor contained in this Agreement or any breach or failure by the Investor to comply with any covenant and/or agreement made by the Investor herein; or (b) any transfer of the Purchased Shares contrary to such representations and warranties or covenants and agreements.

         SECTION 5. TERMINATION. Either party may terminate this Agreement upon material breach of this Agreement by the other party that has not been cured in its entirety within fifteen (15) business days after written notice thereof has been provided to the breaching party. The parties agree that a party's failure to consummate the Installment Closings in accordance with the terms and conditions of this Agreement constitute a material breach by such party of this Agreement.

         SECTION 6.  GENERAL PROVISIONS.

         (a) REMEDIES. In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by any party hereto, the party entitled to the benefit of such covenants or agreements may proceed to protect and enforce their rights either by suit in equity and/or action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

         (b) SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, this Agreement shall bind and inure to the benefit of the Company and the Investor and their respective permitted successors and assigns. This Agreement may not be assigned by either party without the prior written consent of the other party.

         (c) ENTIRE AGREEMENT. This Agreement (including any schedules and exhibits hereto) contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings, whether written or oral, with respect thereto.

         (d) CHANGES. The terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to a writing executed by duly authorized representatives of the Company and the Investor.

         (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts each of which, when so executed and delivered, shall be an original but all of which together shall constitute one and the same instrument.

         (f) SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         (g) GOVERNING LAW; VENUE; JURISDICTION. The corporate law of the State of Nevada will govern all questions concerning the relative rights of the Company and the holders of its securities (including, without limitation, the Purchased Shares). All other questions concerning the construction, validity and interpretation of this Agreement will be governed by and construed in accordance with the internal laws of the State of Maryland, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of

Maryland or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Maryland. The parties each agree that venue for any dispute arising under this Agreement shall be proper in any state court located in Montgomery County in the State of Maryland or in the United States District Court for the District of Maryland (if a basis for federal jurisdiction exists) and each party hereby irrevocably waives any right to object to the maintenance of a suit in such courts on the basis of improper venue or of inconvenience of forum. Each party irrevocably consents to the non-exclusive jurisdiction of any state court located in Montgomery County in the State of Maryland or in the United States District Court for the District of Maryland (if a basis for federal jurisdiction exists).

         (h) WAIVER OF JURY TRIAL. The parties to this Agreement each hereby irrevocably waives, to the fullest extent permitted by law, any right to trial by jury of any claim, demand, action or cause of action arising under this Agreement, whether now existing or hereafter arising, and whether in contract, tort, equity, or otherwise. The parties to this Agreement each hereby irrevocably agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury and that the parties to this Agreement may file an original counterpart of a copy of this Agreement with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

         (i) NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:00 p.m. (Pacific local time) on a business day, (ii) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a business day or later than 5:00 p.m. (Pacific local time) on any business day, (iii) the second business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                         THE COMPANY:

                                         AETHLON MEDICAL, INC.

                                         By: s/ James A. Joyce
                                         Name: James A. Joyce
                                         Title: Chairman, President and CEO

                                         ADDRESS:

                                         AETHLON MEDICAL, INC.
                                         7825 FAY AVENUE, SUITE 200,
                                         LA JOLLA, CALIFORNIA
                                         USA

                                         THE INVESTOR:

                                         [See Attached Signature Page]

                                SIGNATURE PAGE TO
                             SUBSCRIPTION AGREEMENT

By execution of this Signature Page, the Investor agrees to be bound by the provisions of this Agreement and authorizes the Company to append this Signature Page to a counterpart of the Agreement as evidence thereof. Pursuant to SECTION 3(E) of the Agreement, the undersigned represents and warrants that the Investor is an "accredited investor" (as such term is defined in Regulation D under the Securities Act) by reason of the qualifications described opposite the checked box(es) set forth below.

[SIGNATURE BLOCK]

LION SHARE GROUP, INC.

By: s/ Hubert L. Pinder
Printed Name: Hubert L. Pinder
Title:President

Address:
20 Madeira Street
P.O. Box N 1315
Nassau, BAHAMAS
Telephone No: 242-324-3164 Or 242-457-3270 Fax No. 242-324-4042

THE INVESTOR IS AN "ACCREDITED INVESTOR" BY VIRTUE OF THE INVESTOR BEING:


_____ (1) a natural person (not an entity) whose individual net worth, or joint net worth with his or her spouse, exceeds one million dollars ($1,000,000);

_____ (2) a natural person (not an entity) who had individual income in excess of two hundred thousand dollars ($200,000) in each of 2001 and 2002 and has a reasonable expectation of having individual income in excess of two hundred thousand dollars ($200,000) in 2003;


_____ (3) a natural person (not an entity) who had joint income with his or her spouse in excess of three hundred thousand dollars ($300,000) in each of 2001 and 2002 and has a reasonable expectation of having a joint income with his or her spouse in excess of three hundred thousand dollars ($300,000) in 2003;

X (4) a trust, with total assets in excess of five million dollars ($5,000,000), not formed for the specific purpose of acquiring the Purchased Shares, which is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in Company;


         (5) a corporation, Massachusetts or similar business trust, or a partnership, each with total assets in excess of five million dollars ($5,000,000), which was not formed for the specific purpose of acquiring the Purchased Shares; or


X (6) any entity in which all of the equity owners meet at least one of the criteria set forth in categories (1) through (5), above.


                                           EXHIBIT A:
                                           ----------

                                Schedule of Installment Closings

                                                                   PER SHARE       AGGREGATE
                                                                PURCHASE PRICE   PURCHASE PRICE
                                                                   OF SHARES       OF SHARES
                                             NUMBER OF SHARES     PURCHASED AT    PURCHASED AT
     INSTALLMENT              DATE OF          PURCHASED AT       INSTALLMENT     INSTALLMENT
       CLOSING               INSTALLMENT        INSTALLMENT        CLOSING          CLOSING
        NUMBER                CLOSING             CLOSING        (US DOLLARS)     (US DOLLARS)
------------------------  -----------------  ----------------  ----------------  --------------
Installment Closing #1    February 28, 2004      2,000,000           $0.25          $500,000
------------------------  -----------------  ----------------  ----------------  --------------

Installment Closing #2    March 25, 2004         1,000,000           $0.25          $250,000
------------------------  -----------------  ----------------  ----------------  --------------

Installment Closing #3    June 21,2004           2,000,000           $0.50        $1,000,000
------------------------  -----------------  ----------------  ----------------  --------------

TOTALS:                                          5,000,000             ---        $1,750,000
------------------------  -----------------  ----------------  ----------------  --------------






                                       -8-
